                                                                               .
                                                                               .
                                                                               .

                                                                                         C A CAN
                                                                             COLLINS &   DOMESTIC
                                                                              AIKMAN     HOLDING        C & A        JPS_AUTOMOT
                                                                              PARENT     COMPANY      PRODUCTS CO.     IVE, INC.
                                                               TOTAL         05-55927    05-55930      05-55932       05-55935
                                                            -------------    ---------   --------    -------------   ------------
2010               A/P - Trade - Pre Petition                 201,712,056            -          -       44,850,026     18,602,900
2014               A/P - Rec'd - Not Invoiced Pre Petition      7,085,323            -          -                -      2,075,052
2030               A/P - Pre Petition Other                   (41,223,413)           -          -       (2,992,379)    (2,793,586)
2071               A/P - Tooling                               49,476,738            -          -                -              -
2072               A/P - Capital                                1,848,168            -          -                -        103,885

2205               PP Short Term Borrowings                             -            -          -                -              -
2210               PP Accrued Liabilities                      99,570,975            -          -       81,121,475        388,515
2215               PP Accrued Local Property Tax                1,203,440            -          -          (44,073)       331,009
2220               PP Accrued Sales & Use Tax                    (329,577)           -          -         (260,873)        65,364
2225               PP Environmental Reserve                    34,213,880            -          -       34,213,880              -
2230               PP Disc Ops Reserve                                  -            -          -                -              -
2235               PP Restructuring Reserve                    14,614,954            -          -       14,614,954              -
2240               PP Long Term Debt                        1,587,697,736            -          -    1,587,697,736              -
2245               PP Capital Leases                              609,224            -          -          609,224              -

LT_DEBT            Long Term Debt                             146,704,000            -          -      146,704,000              -
2640               Capital Lease Obligations-Long Term                  -            -          -                -              -
DEF_TAX            Deferred Income Taxes                       20,831,599            -          -       20,831,599              -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                     -            -          -                -              -
LTD_PREF_STK       Preferred Stock of Products Co             222,875,520            -          -      222,875,520              -
OTH_NON_LIAB       Other Noncurrent Liabilities               142,585,832            -          -      141,122,510      1,749,713
                                                            -------------    ---------   --------    -------------   ------------
                   LIABILITIES SUBJECT TO COMPROMISE        2,489,476,456            -          -    2,291,343,600     20,522,853
                                                            =============    =========   ========    =============   ============

                                                                DURA            C & A                                  AMCO
                                                             CONVERTIBLE     DEVELOPMENT                 SOUTHWEST  CONVERTIBLE
                                                             SYSTEMS, INC        CO.       OWOSSO, MI    LAMINATES    FABRICS
                                                               05-55942       05-55943      05-55946     05-55948    05-55949
                                                             ------------    -----------   ----------    ---------  -----------
2010               A/P - Trade - Pre Petition                  10,069,734              -    1,317,928      859,627    1,423,097
2014               A/P - Rec'd - Not Invoiced Pre Petition        221,738              -      281,835            -            -
2030               A/P - Pre Petition Other                             -              -       61,833            -            -
2071               A/P - Tooling                                        -              -            -            -            -
2072               A/P - Capital                                        -              -            -            -            -

2205               PP Short Term Borrowings                             -              -            -            -            -
2210               PP Accrued Liabilities                          81,471              -            -      130,972            -
2215               PP Accrued Local Property Tax                        -              -            -       31,656            -
2220               PP Accrued Sales & Use Tax                           -              -            -            -            -
2225               PP Environmental Reserve                             -              -            -            -            -
2230               PP Disc Ops Reserve                                  -              -            -            -            -
2235               PP Restructuring Reserve                             -              -            -            -            -
2240               PP Long Term Debt                                    -              -            -            -            -
2245               PP Capital Leases                                    -              -            -            -            -

LT_DEBT            Long Term Debt                                       -              -            -            -            -
2640               Capital Lease Obligations-Long Term                  -              -            -            -            -
DEF_TAX            Deferred Income Taxes                                -              -            -            -            -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                     -              -            -            -            -
LTD_PREF_STK       Preferred Stock of Products Co                       -              -            -            -            -
OTH_NON_LIAB       Other Noncurrent Liabilities                   115,600              -            -            -            -
                                                             ------------    -----------   ----------    ---------  -----------
                   LIABILITIES SUBJECT TO COMPROMISE           10,488,542              -    1,661,596    1,022,255    1,423,097
                                                             ===========     ===========   ==========    =========  ===========

                                                                 C & A          C & A         TEXTRON
                                                             INTERNATIONAL    ACCESSORY      AUTOMOTIVE      BRUT PLASTICS,
                                                                CORP.         MATS, INC.   INTERIORS, INC.        INC.
                                                               05-55951        05-55952       05-55956          05-55957
                                                             -------------    ----------   ---------------   --------------
2010               A/P - Trade - Pre Petition                            -     7,303,275        61,055,576                -
2014               A/P - Rec'd - Not Invoiced Pre Petition               -             -         1,681,593                -
2030               A/P - Pre Petition Other                              -             3        (5,037,875)               -
2071               A/P - Tooling                                         -             -                 -                -
2072               A/P - Capital                                         -             -               825                -

2205               PP Short Term Borrowings                              -             -                 -                -
2210               PP Accrued Liabilities                                -             -         1,327,109                -
2215               PP Accrued Local Property Tax                         -             -           328,945                -
2220               PP Accrued Sales & Use Tax                            -             -             8,787                -
2225               PP Environmental Reserve                              -             -                 -                -
2230               PP Disc Ops Reserve                                   -             -                 -                -
2235               PP Restructuring Reserve                              -             -                 -                -
2240               PP Long Term Debt                                     -             -                 -                -
2245               PP Capital Leases                                     -             -                 -                -

LT_DEBT            Long Term Debt                                        -             -                 -                -
2640               Capital Lease Obligations-Long Term                   -             -                 -                -
DEF_TAX            Deferred Income Taxes                                 -             -                 -                -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                      -             -                 -                -
LTD_PREF_STK       Preferred Stock of Products Co                        -             -                 -                -
OTH_NON_LIAB       Other Noncurrent Liabilities                          -        53,651           (47,080)               -
                                                             -------------    ----------   ---------------   --------------
                   LIABILITIES SUBJECT TO COMPROMISE                     -     7,356,928        59,317,881                -
                                                             =============    ==========   ===============   ==============

                                                               TEXTRON        C & A ASSET                     WICKES ASSET
                                                              AUTOMOTIVE    SERVICES, INC.-       C & A        MANAGEMENT,
                                                            EXTERIORS, INC      CONSOL        PLASTICS, INC       INC.
                                                               05-55958        05-55959          05-55960       05-55962
                                                            --------------  ---------------   -------------   ------------
2010               A/P - Trade - Pre Petition                   17,558,306                -       4,116,836        169,019
2014               A/P - Rec'd - Not Invoiced Pre Petition       1,010,574                -           8,296              -
2030               A/P - Pre Petition Other                    (30,148,146)               -        (162,048)             -
2071               A/P - Tooling                                         -                -      49,476,738              -
2072               A/P - Capital                                         -                -               -              -

2205               PP Short Term Borrowings                              -                -               -              -
2210               PP Accrued Liabilities                       22,640,905                -         401,456     (8,013,709)
2215               PP Accrued Local Property Tax                   200,764                -               -              -
2220               PP Accrued Sales & Use Tax                     (142,855)               -               -              -
2225               PP Environmental Reserve                              -                -               -              -
2230               PP Disc Ops Reserve                                   -                -               -              -
2235               PP Restructuring Reserve                              -                -               -              -
2240               PP Long Term Debt                                     -                -               -              -
2245               PP Capital Leases                                     -                -               -              -

LT_DEBT            Long Term Debt                                        -                -               -              -
2640               Capital Lease Obligations-Long Term                   -                -               -              -
DEF_TAX            Deferred Income Taxes                                 -                -               -              -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                      -                -               -              -
LTD_PREF_STK       Preferred Stock of Products Co                        -                -               -              -
OTH_NON_LIAB       Other Noncurrent Liabilities                          -                -               -              -
                                                            --------------  ---------------   -------------   ------------
                   LIABILITIES SUBJECT TO COMPROMISE            11,119,548                -      53,841,278     (7,844,690)
                                                            ==============  ===============   =============   ============

                                                                                            TEXTRON
                                                                               C & A       AUTOMOTIVE      WICKES
                                                                C & A       PROPERTIES,   (ARGENTINA)  MANUFACTURING      C & A
                                                            FABRICS, INC.      INC.           INC.        COMPANY     INTERIORS, INC
                                                               05-55963      05-55964       05-55965     05-55968        05-55970
                                                            -------------   -----------   -----------  -------------  --------------
2010               A/P - Trade - Pre Petition                  17,771,014             -       179,536         26,620               -
2014               A/P - Rec'd - Not Invoiced Pre Petition              -             -             -              -               -
2030               A/P - Pre Petition Other                         7,360             -             -              -               -
2071               A/P - Tooling                                        -             -             -              -               -
2072               A/P - Capital                                1,726,657             -             -              -               -

2205               PP Short Term Borrowings                             -             -             -              -               -
2210               PP Accrued Liabilities                         753,838             -             -       (627,515)              -
2215               PP Accrued Local Property Tax                  294,454             -             -              -               -
2220               PP Accrued Sales & Use Tax                           -             -             -              -               -
2225               PP Environmental Reserve                             -             -             -              -               -
2230               PP Disc Ops Reserve                                  -             -             -              -               -
2235               PP Restructuring Reserve                             -             -             -              -               -
2240               PP Long Term Debt                                    -             -             -              -               -
2245               PP Capital Leases                                    -             -             -              -               -

LT_DEBT            Long Term Debt                                       -             -             -              -               -
2640               Capital Lease Obligations-Long Term                  -             -             -              -               -
DEF_TAX            Deferred Income Taxes                                -             -             -              -               -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                     -             -             -              -               -
LTD_PREF_STK       Preferred Stock of Products Co                       -             -             -              -               -
OTH_NON_LIAB       Other Noncurrent Liabilities                         -             -             -       (871,576)              -
                                                            -------------   -----------   -----------  -------------  --------------
                   LIABILITIES SUBJECT TO COMPROMISE           20,553,323             -       179,536     (1,472,470)              -
                                                            =============   ===========   ===========  =============  ==============

                                                                                                             M&C
                                                                                  COMET       GAMBLE       ADVANCED
                                                                     C & A      ACOUSTICS,  DEVELOPMENT   PROCESSES,     BECKER
                                                                  EUROPE, INC.     INC.         CO.          INC       GROUP, LLC
                                                                    05-55971     05-55972    05-55974      05-55976     05-55977
                                                                  ------------  ----------  -----------   ----------   ----------
2010               A/P - Trade - Pre Petition                                -           -          (71)       6,677   12,894,655
2014               A/P - Rec'd - Not Invoiced Pre Petition                   -           -            -            -    1,806,235
2030               A/P - Pre Petition Other                                  -           -            -            -     (198,768)
2071               A/P - Tooling                                             -           -            -            -            -
2072               A/P - Capital                                             -           -            -            -       16,800

2205               PP Short Term Borrowings                                  -           -            -            -            -
2210               PP Accrued Liabilities                                    -           -     (561,672)           -     (319,016)
2215               PP Accrued Local Property Tax                             -           -            -            -            -
2220               PP Accrued Sales & Use Tax                                -           -            -            -            -
2225               PP Environmental Reserve                                  -           -            -            -            -
2230               PP Disc Ops Reserve                                       -           -            -            -            -
2235               PP Restructuring Reserve                                  -           -            -            -            -
2240               PP Long Term Debt                                         -           -            -            -            -
2245               PP Capital Leases                                         -           -            -            -            -

LT_DEBT            Long Term Debt                                            -           -            -            -            -
2640               Capital Lease Obligations-Long Term                       -           -            -            -            -
DEF_TAX            Deferred Income Taxes                                     -           -            -            -            -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                          -           -            -            -            -
LTD_PREF_STK       Preferred Stock of Products Co                            -           -            -            -            -
OTH_NON_LIAB       Other Noncurrent Liabilities                              -           -            -            -            -
                                                                  ------------  ----------  -----------   ----------   ----------
                   LIABILITIES SUBJECT TO COMPROMISE                         -           -     (561,743)       6,677   14,199,907
                                                                  ============  ==========  ===========   ==========   ==========

                                                            TEXTRON AUTO                   C & A       C & A Carpet   C & A CARPET
                                                              OVERSEAS         CW        AUTOMOTIVE        AND            AND
                                                             INVESTMENT,   MANAGEMENT  INTERNATIONAL,    ACOUSTICS     ACOUSTICS
                                                                INC           CORP.         INC.        (TN), INC.     (MI), INC.
                                                              05-55978      05-55979      05-55980       05-55984       05-55982
                                                            ------------   ----------  --------------  ------------   ------------
2010               A/P - Trade - Pre Petition                          -            -               -     3,339,062            214
2014               A/P - Rec'd - Not Invoiced Pre Petition             -            -               -             -              -
2030               A/P - Pre Petition Other                            -            -               -             -              -
2071               A/P - Tooling                                       -            -               -             -              -
2072               A/P - Capital                                       -            -               -             -              -

2205               PP Short Term Borrowings                            -            -               -             -              -
2210               PP Accrued Liabilities                              -    2,229,499               -        17,646              -
2215               PP Accrued Local Property Tax                       -            -               -        60,684              -
2220               PP Accrued Sales & Use Tax                          -            -               -             -              -
2225               PP Environmental Reserve                            -            -               -             -              -
2230               PP Disc Ops Reserve                                 -            -               -             -              -
2235               PP Restructuring Reserve                            -            -               -             -              -
2240               PP Long Term Debt                                   -            -               -             -              -
2245               PP Capital Leases                                   -            -               -             -              -

LT_DEBT            Long Term Debt                                      -            -               -             -              -
2640               Capital Lease Obligations-Long Term                 -            -               -             -              -
DEF_TAX            Deferred Income Taxes                               -            -               -             -              -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                    -            -               -             -              -
LTD_PREF_STK       Preferred Stock of Products Co                      -            -               -             -              -
OTH_NON_LIAB       Other Noncurrent Liabilities                        -            -               -             -              -
                                                            ------------   ----------  --------------  ------------   ------------
                   LIABILITIES SUBJECT TO COMPROMISE                   -    2,229,499               -     3,417,391            214
                                                            ============   ==========  ==============  ============   ============

                                                                                                    NEW                    C&A
                                                           TEXTRON AUTO     C & A      TEXTRON   BALTIMORE     C&A     AUTOMOTIVE
                                                           INTERNATIONAL (GIBRALTAR) AUTOMOTIVE   HOLDINGS, AUTOMOTIVE  SERVICES,
                                                           SERVICES, INC   LIMITED   (ASIA) INC.     LLC     MATS, LLC     LLC
                                                             05-55985     05-55989    05-55991    05-55992   05-55969    05-55981
                                                           ------------- ----------- ----------- ---------- ---------- -----------
2010               A/P - Trade - Pre Petition                          -           -           -    168,025          -           -
2014               A/P - Rec'd - Not Invoiced Pre Petition             -           -           -          -          -           -
2030               A/P - Pre Petition Other                            -           -           -     40,194          -           -
2071               A/P - Tooling                                       -           -           -          -          -           -
2072               A/P - Capital                                       -           -           -          -          -           -

2205               PP Short Term Borrowings                            -           -           -          -          -           -
2210               PP Accrued Liabilities                              -           -           -          -          -           -
2215               PP Accrued Local Property Tax                       -           -           -          -          -           -
2220               PP Accrued Sales & Use Tax                          -           -           -          -          -           -
2225               PP Environmental Reserve                            -           -           -          -          -           -
2230               PP Disc Ops Reserve                                 -           -           -          -          -           -
2235               PP Restructuring Reserve                            -           -           -          -          -           -
2240               PP Long Term Debt                                   -           -           -          -          -           -
2245               PP Capital Leases                                   -           -           -          -          -           -

LT_DEBT            Long Term Debt                                      -           -           -          -          -           -
2640               Capital Lease Obligations-Long Term                 -           -           -          -          -           -
DEF_TAX            Deferred Income Taxes                               -           -           -          -          -           -
MIN_INT_CONS_SUB   Minority Interest in Consol Subs                    -           -           -          -          -           -
LTD_PREF_STK       Preferred Stock of Products Co                      -           -           -          -          -           -
OTH_NON_LIAB       Other Noncurrent Liabilities                        -           -           -    463,013          -           -
                                                           ------------- ----------- ----------- ---------- ---------- -----------
                   LIABILITIES SUBJECT TO COMPROMISE                   -           -           -    671,232          -           -
                                                           ============= =========== =========== ========== ========== ===========

                                                            COLLINS & AIKMAN   C A CAN DOMESTIC                      JPS_AUTOMOTIVE,
                                                                 PARENT        HOLDING COMPANY    C & A PRODUCTS CO.       INC.
                                                 TOTAL          05-55927           05-55930            05-55932          05-55935
                                                 -----          --------           --------            --------          --------
Net Outside Sales                             202,343,768          -                      -          63,363,586        25,871,406
I/D Net Sales                                   6,817,881          -                      -           1,004,153            (2,160)
I/G Net Sales                                   2,111,682          -                      -          (2,674,644)        2,424,420
TOTAL SALES                                   211,273,330          -                      -          61,693,095        28,293,666
                                              -----------        ---             ----------         -----------        ----------

Cost of goods sold                            165,342,543          -                      -          21,902,010        25,572,376
   GROSS PROFIT                                45,930,787          -                      -          39,791,085         2,721,290
                                              -----------        ---             ----------         -----------        ----------
Selling, general and administrative expenses   17,911,181          -                      -          16,087,284            33,674
                                              -----------        ---             ----------         -----------        ----------

   OPERATING INCOME                            28,019,606          -                      -          23,703,801         2,687,616

Interest Expense, net                          13,270,147          -                      -          13,269,289                 -
Intercompany Interest, net                     (3,349,870)         -             (4,286,734)           (200,698)          117,489
Preferred Stock Accretion                               -          -                      -                   -                 -
Miscellaneous (Income)/Expense                          -          -                      -                   -                 -
Corporate Allocation Adjustment                         -          -                      -                   -                 -
Commission Income                                (125,618)         -                      -            (125,618)                -
Commission Expense                                      -          -                      -                   -                 -
Royalty Income                                   (365,007)         -                      -            (365,007)                -
Royalty Expense                                         -          -                      -                   -                 -
Joint Venture (Income)/Expense                          -          -                      -                   -                 -
Minority Interest in Cons Net Income                    -          -                      -                   -                 -
Dividend Income                                         -          -                      -                   -                 -
Discount/Income for Carcorp                         2,592          -                      -               2,592                 -
Gain/(Loss) Early Extinguishment of Debt                -          -                      -                   -                 -
Discount/Premium on Hedges                              -          -                      -                   -                 -
(Gain) / Loss on Hedges                                 -          -                      -                   -                 -
(Gain) / Loss on Swaps                                  -          -                      -                   -                 -
NAAIS Intercompany Sales Profit                         -          -                      -                   -                 -
Loss on Sale of Receivables                             -          -                      -                   -                 -
Restructuring Provision                                 -          -                      -                   -                 -
Foreign Transactions-(Gain)/Loss                 (883,611)         -               (518,916)           (342,381)                -
Amort of Discount on NPV of Liabilities                 -          -                      -                   -                 -
Gain/(Loss) Sale-Leaseback Transaction                  -          -                      -                   -                 -
                                              -----------        ---             ----------         -----------        ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                           19,470,973          -              4,805,650          11,465,625         2,570,128

Federal Tax                                      (730,009)         -                      -            (730,009)                -
State Income Tax                                        -          -                      -                   -                 -
Foreign Income Tax                                 16,749          -                      -              16,749                 -
                                              -----------        ---             ----------         -----------        ----------
INCOME FROM CONTINUING OPERATIONS              20,184,233          -              4,805,650          12,178,884         2,570,128

Discontinued Operations (Gain)/Loss               (27,501)         -                      -                   -                 -
Gain/Loss on Sale of Divisions                          -          -                      -                   -                 -
Extraordinary Items                                     -          -                      -                   -                 -
Integration                                             -          -                      -                   -                 -
                                              -----------        ---             ----------         -----------        ----------
NET INCOME (LOSS)                              20,211,735          -              4,805,650          12,178,884         2,570,128
                                              ===========        ===             ==========         ===========        ==========

                                              DURA             C & A                                      AMCO            C & A
                                          CONVERTIBLE       DEVELOPMENT                  SOUTHWEST     CONVERTIBLE    INTERNATIONAL
                                            05-55942          05-55943        05-55946    05-55948       05-55949        05-55951
                                            --------          --------        --------    --------       --------        --------

Net Outside Sales                           8,751,214            -            865,581    7,951,904             -           -
I/D Net Sales                                       -            -            158,885            -             -           -
I/G Net Sales                               1,707,405            -             77,535   (5,090,987)    2,360,950           -
                                           ----------          ---          ---------    ---------     ---------         ---
TOTAL SALES                                10,458,619            -          1,102,000    2,860,916     2,360,950           -

Cost of goods sold                         11,986,625            -            834,100    2,426,781     1,434,387           -
                                           ----------          ---          ---------    ---------     ---------         ---
   GROSS PROFIT                            (1,528,006)           -            267,900      434,135       926,563           -

Selling, general and
         administrative expenses              320,087            -                  -        2,313             -           -

   OPERATING INCOME                        (1,848,093)           -            267,900      431,822       926,563           -

Interest Expense, net                               -            -                  -            -             -           -
Intercompany Interest, net                     50,436            -                  -            -             -           -
Preferred Stock Accretion                           -            -                  -            -             -           -
Miscellaneous (Income)/Expense                      -            -                  -            -             -           -
Corporate Allocation Adjustment                     -            -                  -            -             -           -
Commission Income                                   -            -                  -            -             -           -
Commission Expense                                  -            -                  -            -             -           -
Royalty Income                                      -            -                  -            -             -           -
Royalty Expense                                     -            -                  -            -             -           -
Joint Venture (Income)/Expense                      -            -                  -            -             -           -
Minority Interest in Cons Net Income                -            -                  -            -             -           -
Dividend Income                                     -            -                  -            -             -           -
Discount/Income for Carcorp                         -            -                  -            -             -           -
Gain/(Loss) Early Extinguishment
        of Debt                                     -            -                  -            -             -           -
Discount/Premium on Hedges                          -            -                  -            -             -           -
(Gain) / Loss on Hedges                             -            -                  -            -             -           -
(Gain) / Loss on Swaps                              -            -                  -            -             -           -
NAAIS Intercompany Sales Profit                     -            -                  -            -             -           -
Loss on Sale of Receivables                         -            -                  -            -             -           -
Restructuring Provision                             -            -                  -            -             -           -
Foreign Transactions-(Gain)/Loss               34,773            -                  -            -             -           -
Amort of Discount on NPV of
        Liabilities                                 -            -                  -            -             -           -
Gain/(Loss) Sale-Leaseback
        Transaction                                 -            -                  -            -             -           -
                                           ----------          ---          ---------    ---------     ---------         ---
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                       (1,933,303)           -            267,900      431,822       926,563           -

Federal Tax                                         -            -                  -            -            -            -
State Income Tax                                    -            -                  -            -            -            -
Foreign Income Tax                                  -            -                  -            -            -            -
                                           ----------          ---          ---------    ---------     ---------         ---
INCOME FROM CONTINUING OPERATIONS          (1,933,303)           -            267,900      431,822      926,563            -

Discontinued Operations (Gain)/Loss                 -            -                  -            -            -            -
Gain/Loss on Sale of Divisions                      -            -                  -            -            -            -
Extraordinary Items                                 -            -                  -            -            -            -
Integration                                         -            -                  -            -            -            -
                                           ----------          ---          ---------    ---------     ---------         ---
NET INCOME (LOSS)                          (1,933,303)           -            267,900      431,822      926,563            -
                                           ==========          ===          =========    =========     =========         ===

                                             C & A       TEXTRON                          TEXTRON       C & A ASSET
                                           ACCESSORY    AUTOMOTIVE     BRUT PLASTICS,    AUTOMOTIVE    SERVICES, INC.-     C & A
                                           MATS, INC. INTERIORS, INC.       INC.       EXTERIORS, INC       CONSOL     PLASTICS, INC
                                            05-55952      05-55956       05-55957         05-55958         05-55959       05-55960
                                            --------      --------       --------         --------         --------       --------
Net Outside Sales                         11,489,670    39,905,388           -            20,069,345           -         1,046,213
I/D Net Sales                                      -     4,500,054           -               414,396           -           330,016
I/G Net Sales                             (1,761,567)    1,555,375           -               322,545           -           509,273
TOTAL SALES                                9,728,104    45,960,816           -            20,806,286           -         1,885,502

Cost of goods sold                         7,704,654    45,611,504           -            19,974,481           -         1,951,099
                                           ---------    ----------         ---            ----------         ---         ---------
   GROSS PROFIT                            2,023,450       349,312           -               831,805           -           (65,597)

Selling, general and
        administrative expenses              338,464        34,638           -               (17,955)          -           906,882
                                           ---------    ----------         ---            ----------         ---         ---------

   OPERATING INCOME                        1,684,985       314,674           -               849,760           -          (972,479)

Interest Expense, net                              -             -           -                     -           -                 -
Intercompany Interest, net                    51,185        76,301           -               712,637           -             7,851
Preferred Stock Accretion                          -             -           -                     -           -                 -
Miscellaneous (Income)/Expense                     -             -           -                     -           -                 -
Corporate Allocation Adjustment                    -             -           -                     -           -                 -
Commission Income                                  -             -           -                     -           -                 -
Commission Expense                                 -             -           -                     -           -                 -
Royalty Income                                     -             -           -                     -           -                 -
Royalty Expense                                    -             -           -                     -           -                 -
Joint Venture (Income)/Expense                     -             -           -                     -           -                 -
Minority Interest in Cons Net Income               -             -           -                     -           -                 -
Dividend Income                                    -             -           -                     -           -                 -
Discount/Income for Carcorp                        -             -           -                     -           -                 -
Gain/(Loss) Early Extinguishment of Debt           -             -           -                     -           -                 -
Discount/Premium on Hedges                         -             -           -                     -           -                 -
(Gain) / Loss on Hedges                            -             -           -                     -           -                 -
(Gain) / Loss on Swaps                             -             -           -                     -           -                 -
NAAIS Intercompany Sales Profit                    -             -           -                     -           -                 -
Loss on Sale of Receivables                        -             -           -                     -           -                 -
Restructuring Provision                            -             -           -                     -           -                 -
Foreign Transactions-(Gain)/Loss                   -             -           -               (14,537)          -             8,714
Amort of Discount on NPV of Liabilities            -             -           -                     -           -                 -
Gain/(Loss) Sale-Leaseback Transaction             -             -           -                     -           -                 -
                                           ---------    ----------         ---            ----------         ---         ---------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                       1,633,800       238,373           -               151,660           -          (989,044)

Federal Tax                                        -             -           -                     -           -                 -
State Income Tax                                   -             -           -                     -           -                 -
Foreign Income Tax                                 -             -           -                     -           -                 -
                                           ---------    ----------         ---            ----------         ---         ---------
INCOME FROM CONTINUING OPERATIONS           1,633,800      238,373           -               151,660           -          (989,044)

Discontinued Operations (Gain)/Loss                -             -           -                     -           -                 -
Gain/Loss on Sale of Divisions                     -             -           -                     -           -                 -
Extraordinary Items                                -             -           -                     -           -                 -
Integration                                        -             -           -                     -           -                 -
                                           ---------    ----------         ---            ----------         ---         ---------
NET INCOME (LOSS)                          1,633,800       238,373           -               151,660           -          (989,044)
                                           =========    ==========         ===            ==========         ===         =========

                                                                                                       TEXTRON           WICKES
                                              WICKES ASSET          C & A              C & A          AUTOMOTIVE      MANUFACTURING
                                             MANAGEMENT, INC.   FABRICS, INC.     PROPERTIES, INC. (ARGENTINA) INC.     COMPANY
                                               05-55962           05-55963            05-55964         05-55965         05-55968
                                               --------           --------            --------         --------         --------
Net Outside Sales                                 -               8,618,997                  -               -              -
I/D Net Sales                                     -                       -                  -               -              -
I/G Net Sales                                     -               5,092,036                  -               -              -
TOTAL SALES                                       -              13,711,032                  -               -              -

Cost of goods sold                                -              14,275,555                  -               -              -
                                                ---              ----------               ----          ------        -------
   GROSS PROFIT                                   -                (564,523)                 -               -              -

Selling, general and administrative
        expenses                                  -                 163,687                295             796              -
                                                ---              ----------               ----          ------        -------
   OPERATING INCOME                               -                (728,210)              (295)           (796)             -

Interest Expense, net                             -                       -                  -             853              -
Intercompany Interest, net                        -                  50,333                  -               -              -
Preferred Stock Accretion                         -                       -                  -               -              -
Miscellaneous (Income)/Expense                    -                       -                  -               -              -
Corporate Allocation Adjustment                   -                       -                  -               -              -
Commission Income                                 -                       -                  -               -              -
Commission Expense                                -                       -                  -               -              -
Royalty Income                                    -                       -                  -               -              -
Royalty Expense                                   -                       -                  -               -              -
Joint Venture (Income)/Expense                    -                       -                  -               -              -
Minority Interest in Cons Net Income              -                       -                  -               -              -
Dividend Income                                   -                       -                  -               -              -
Discount/Income for Carcorp                       -                       -                  -               -              -
Gain/(Loss) Early Extinguishment of Debt          -                       -                  -               -              -
Discount/Premium on Hedges                        -                       -                  -               -              -
(Gain) / Loss on Hedges                           -                       -                  -               -              -
(Gain) / Loss on Swaps                            -                       -                  -               -              -
NAAIS Intercompany Sales Profit                   -                       -                  -               -              -
Loss on Sale of Receivables                       -                       -                  -               -              -
Restructuring Provision                           -                       -                  -               -              -
Foreign Transactions-(Gain)/Loss                  -                       -                  -            (453)             -
Amort of Discount on NPV of Liabilities           -                       -                  -               -              -
Gain/(Loss) Sale-Leaseback Transaction            -                       -                  -               -              -
                                                ---              ----------               ----          ------        -------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                              -                (778,542)              (295)         (1,196)             -

Federal Tax                                       -                       -                  -               -              -
State Income Tax                                  -                       -                  -               -              -
Foreign Income Tax                                -                       -                  -               -              -
                                                ---              ----------               ----          ------        -------
INCOME FROM CONTINUING OPERATIONS                 -                (778,542)              (295)         (1,196)             -

Discontinued Operations (Gain)/Loss               -                       -                  -               -        (27,501)
Gain/Loss on Sale of Divisions                    -                       -                  -               -              -
Extraordinary Items                               -                       -                  -               -              -
Integration                                       -                       -                  -               -              -
                                                ---              ----------               ----          ------        -------
NET INCOME (LOSS)                                 -                (778,542)              (295)         (1,196)        27,501
                                                ===              ==========               ====          ======        =======

                                                         C & A                           COMET
                                                        INTERIORS,        C & A        ACOUSTICS,       GAMBLE         M&C ADVANCED
                                                          INC          EUROPE, INC.       INC.       DEVELOPMENT CO.  PROCESSES, INC
                                                       05-55970         05-55971       05-55972        05-55974         05-55976
                                                       --------         --------       --------        --------         --------
Net Outside Sales                                          -                -                -             -               -
I/D Net Sales                                              -                -                -             -               -
I/G Net Sales                                              -                -                -             -               -
TOTAL SALES                                                -                -                -             -               -
                                                         ---              ---          -------           ---             ---

Cost of goods sold                                         -                -                -             -               -
                                                         ---              ---          -------           ---             ---
   GROSS PROFIT                                            -                -                -             -               -

Selling, general and administrative expenses               -                -           10,206             -               -

   OPERATING INCOME                                        -                -          (10,206)            -               -

Interest Expense, net                                      -                -                -             -               -
Intercompany Interest, net                                 -                -                -             -               -
Preferred Stock Accretion                                  -                -                -             -               -
Miscellaneous (Income)/Expense                             -                -                -             -               -
Corporate Allocation Adjustment                            -                -                -             -               -
Commission Income                                          -                -                -             -               -
Commission Expense                                         -                -                -             -               -
Royalty Income                                             -                -                -             -               -
Royalty Expense                                            -                -                -             -               -
Joint Venture (Income)/Expense                             -                -                -             -               -
Minority Interest in Cons Net Income                       -                -                -             -               -
Dividend Income                                            -                -                -             -               -
Discount/Income for Carcorp                                -                -                -             -               -
Gain/(Loss) Early Extinguishment of Debt                   -                -                -             -               -
Discount/Premium on Hedges                                 -                -                -             -               -
(Gain) / Loss on Hedges                                    -                -                -             -               -
(Gain) / Loss on Swaps                                     -                -                -             -               -
NAAIS Intercompany Sales Profit                            -                -                -             -               -
Loss on Sale of Receivables                                -                -                -             -               -
Restructuring Provision                                    -                -                -             -               -
Foreign Transactions-(Gain)/Loss                           -                -                -             -               -
Amort of Discount on NPV of Liabilities                    -                -                -             -               -
Gain/(Loss) Sale-Leaseback Transaction                     -                -                -             -               -
                                                         ---              ---          -------           ---             ---
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                                       -                -          (10,206)            -               -

Federal Tax                                                -                -                -             -               -
State Income Tax                                           -                -                -             -               -
Foreign Income Tax                                         -                -                -             -               -
                                                         ---              ---          -------           ---             ---
INCOME FROM CONTINUING OPERATIONS                          -                -          (10,206)            -               -

Discontinued Operations (Gain)/Loss                        -                -                -             -               -
Gain/Loss on Sale of Divisions                             -                -                -             -               -
Extraordinary Items                                        -                -                -             -               -
Integration                                                -                -                -             -               -
                                                         ---              ---          -------           ---             ---
NET INCOME (LOSS)                                          -                -          (10,206)            -               -
                                                         ===              ===          =======           ===             ===

                                                                                                        C & A
                                                                      TEXTRON AUTO          CW         AUTOMOTIVE    C & A Carpet
                                                   BECKER GROUP,        OVERSEAS        MANAGEMENT  INTERNATIONAL,  AND ACOUSTICS
                                                        LLC          INVESTMENT, INC       CORP.         INC.        (TN), INC.
                                                     05-55977           05-55978         05-55979      05-55980       05-55984
                                                     --------           --------         --------      --------       --------
Net Outside Sales                                   9,172,676              -                -             -          5,237,788
I/D Net Sales                                         359,830              -                -             -             52,709
I/G Net Sales                                      (2,416,509)             -                -             -              5,850
                                                   ----------            ---              ---           ---          ---------
TOTAL SALES                                         7,115,996              -                -             -          5,296,347

Cost of goods sold                                  6,554,964              -                -             -          5,110,852
                                                   ----------            ---              ---           ---          ---------
   GROSS PROFIT                                       561,032              -                -             -            185,496

Selling, general and administrative expenses            7,782              -                -             -              2,500

   OPERATING INCOME                                   553,250              -                -             -            182,996

Interest Expense, net                                       -              -                -             -                  -
Intercompany Interest, net                             41,745              -                -             -             29,586
Preferred Stock Accretion                                   -              -                -             -                  -
Miscellaneous (Income)/Expense                              -              -                -             -                  -
Corporate Allocation Adjustment                             -              -                -             -                  -
Commission Income                                           -              -                -             -                  -
Commission Expense                                          -              -                -             -                  -
Royalty Income                                              -              -                -             -                  -
Royalty Expense                                             -              -                -             -                  -
Joint Venture (Income)/Expense                              -              -                -             -                  -
Minority Interest in Cons Net Income                        -              -                -             -                  -
Dividend Income                                             -              -                -             -                  -
Discount/Income for Carcorp                                 -              -                -             -                  -
Gain/(Loss) Early Extinguishment of Debt                    -              -                -             -                  -
Discount/Premium on Hedges                                  -              -                -             -                  -
(Gain) / Loss on Hedges                                     -              -                -             -                  -
(Gain) / Loss on Swaps                                      -              -                -             -                  -
NAAIS Intercompany Sales Profit                             -              -                -             -                  -
Loss on Sale of Receivables                                 -              -                -             -                  -
Restructuring Provision                                     -              -                -             -                  -
Foreign Transactions-(Gain)/Loss                      (28,766)             -                -             -                  -
Amort of Discount on NPV of Liabilities                     -              -                -             -                  -
Gain/(Loss) Sale-Leaseback Transaction                      -              -                -             -                  -
                                                   ----------            ---              ---           ---          ---------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                                  540,272              -                -             -            153,410

Federal Tax                                                 -              -                -             -                  -
State Income Tax                                            -              -                -             -                  -
Foreign Income Tax                                          -              -                -             -                  -
                                                   ----------            ---              ---           ---          ---------
INCOME FROM CONTINUING OPERATIONS                     540,272              -                -             -            153,410

Discontinued Operations (Gain)/Loss                         -              -                -             -                  -
Gain/Loss on Sale of Divisions                              -              -                -             -                  -
Extraordinary Items                                         -              -                -             -                  -
Integration                                                 -              -                -             -                  -
                                                   ----------            ---              ---           ---          ---------
NET INCOME (LOSS)                                     540,272              -                -             -            153,410
                                                   ==========            ===              ===           ===          =========

                                    C & A CARPET   TEXTRON AUTO    C & A     TEXTRON                                       C&A
                                    AND ACOUSTICS INTERNATIONAL (GIBRALTAR) AUTOMOTIVE  NEW BALTIMORE  C&A Automotive  Automotive
                                     (MI), INC.   SERVICES, INC   LIMITED   (ASIA) INC. HOLDINGS, LLC    MATS, LLC     SERVICES, LLC
                                      05-55982       05-55985     05-55989   05-55991     05-55992        05-55969      05-55981
                                      --------       --------     --------   --------     --------        --------      --------
Net Outside Sales                         -                -          -           -            -              -             -
I/D Net Sales                             -                -          -           -            -              -             -
I/G Net Sales                             -                -          -           -            -              -             -
                                        ---           ------     ------     -------       ------            ---           ---
TOTAL SALES                               -                -          -           -            -              -             -

Cost of goods sold                        -            2,149          -           -        1,007              -             -
GROSS PROFIT                              -           (2,149)         -           -       (1,007)             -             -

Selling, general and
        administrative expenses           -                -    (15,294)     35,821            -              -             -
                                        ---           ------     ------     -------       ------            ---           ---
OPERATING INCOME                          -           (2,149)    15,294     (35,821)      (1,007)             -             -

Interest Expense, net                     -                -          5           -            -              -             -
Intercompany Interest, net                -                -          -           -            -              -             -
Preferred Stock Accretion                 -                -          -           -            -              -             -
Miscellaneous (Income)/Expense            -                -          -           -            -              -             -
Corporate Allocation Adjustment           -                -          -           -            -              -             -
Commission Income                         -                -          -           -            -              -             -
Commission Expense                        -                -          -           -            -              -             -
Royalty Income                            -                -          -           -            -              -             -
Royalty Expense                           -                -          -           -            -              -             -
Joint Venture (Income)/Expense            -                -          -           -            -              -             -
Minority Interest in Cons Net             -                -          -           -            -              -             -
         Income
Dividend Income                           -                -          -           -            -              -             -
Discount/Income for Carcorp               -                -          -           -            -              -             -
Gain/(Loss) Early Extinguishment
        of Debt                           -                -          -           -            -              -             -
Discount/Premium on Hedges                -                -          -           -            -              -             -
(Gain) / Loss on Hedges                   -                -          -           -            -              -             -
(Gain) / Loss on Swaps                    -                -          -           -            -              -             -
NAAIS Intercompany Sales Profit           -                -          -           -            -              -             -
Loss on Sale of Receivables               -                -          -           -            -              -             -
Restructuring Provision                   -                -          -           -            -              -             -
Foreign Transactions-(Gain)/Loss          -          (21,095)      (950)          -            -              -             -
Amort of Discount on NPV of
         Liabilities                      -                -          -           -            -              -             -
Gain/(Loss) Sale-Leaseback
         Transaction                      -                -          -           -            -              -             -
                                        ---           ------     ------     -------       ------            ---           ---
INCOME FROM CONTINUING
 OPERATIONS BEFORE INCOME TAXES           -           18,947     16,239     (35,821)      (1,007)             -             -

Federal Tax                               -                -          -           -            -              -             -
State Income Tax                          -                -          -           -            -              -             -
Foreign Income Tax                        -                -          -           -            -              -             -
                                        ---           ------     ------     -------       ------            ---           ---
INCOME FROM CONTINUING OPERATIONS         -           18,947     16,239     (35,821)      (1,007)             -             -

Discontinued Operations (Gain)/Loss       -                -          -           -            -              -             -
Gain/Loss on Sale of Divisions            -                -          -           -            -              -             -
Extraordinary Items                       -                -          -           -            -              -             -
Integration                               -                -          -           -            -              -             -
                                        ---           ------     ------     -------       ------            ---           ---
NET INCOME (LOSS)                         -           18,947     16,239     (35,821)      (1,007)             -             -
                                        ===           ======     ======     =======       ======            ===           ===

                                                                            C A CAN
                                                                            DOMESTIC
                                                               COLLINS &     HOLDING    C & A PRODUCTS    JPS_AUTOMOTIVE,
                                                             AIKMAN PARENT   COMPANY          CO.               INC.
                                                   TOTAL       05-55927     05-55930       05-55932           05-55935
                                                -----------  ------------- ----------   --------------    ---------------
Net Outside Sales                               596,138,809         -               -     147,170,885       86,664,835
I/D Net Sales                                    27,674,941         -               -       2,936,016           (2,746)
I/G Net Sales                                     6,760,956         -               -     (10,400,310)       8,234,299
                                                -----------        --      ----------     -----------       ----------
TOTAL SALES                                     630,574,705         -               -     139,706,591       94,896,388

Cost of goods sold                              548,402,250         -               -      71,427,302       87,186,113
                                                -----------        --      ----------     -----------       ----------
  GROSS PROFIT                                   82,172,455         -               -      68,279,289        7,710,275

Selling, general and administrative expenses     64,777,649         -               -      58,746,612           89,338
                                                -----------        --      ----------     -----------       ----------

  OPERATING INCOME                               17,394,807         -               -       9,532,676        7,620,937

Interest Expense, net                            27,910,809         -               -      27,929,717                -
Intercompany Interest, net                      (12,689,440)        -      (8,366,526)     (5,797,943)         206,432
Preferred Stock Accretion                                 -         -               -               -                -
Miscellaneous (Income)/Expense                        3,625         -               -           2,875                -
Corporate Allocation Adjustment                  (5,578,189)        -               -     (17,337,532)       1,354,407
Commission Income                                  (363,363)        -               -        (363,363)               -
Commission Expense                                        -         -               -               -                -
Royalty Income                                   (1,276,420)        -               -      (1,254,773)               -
Royalty Expense                                           -         -               -               -                -
Joint Venture (Income)/Expense                      (93,086)        -               -               -                -
Minority Interest in Cons Net Income                      -         -               -               -                -
Dividend Income                                           -         -               -               -                -
Discount/Income for Carcorp                           2,592         -               -           2,592                -
Gain/(Loss) Early Extinguishment of Debt                  -         -               -               -                -
Discount/Premium on Hedges                                -         -               -               -                -
(Gain) / Loss on Hedges                                   -         -               -               -                -
(Gain) / Loss on Swaps                                    -         -               -               -                -
NAAIS Intercompany Sales Profit                           -         -               -               -                -
Loss on Sale of Receivables                               -         -               -               -                -
Restructuring Provision                                   -         -               -               -                -
Foreign Transactions-(Gain)/Loss                   (520,852)        -        (700,726)        291,248                -
Amort of Discount on NPV of Liabilities                   -         -               -               -                -
Gain/(Loss) Sale-Leaseback Transaction                    -         -               -               -                -
                                                -----------        --      ----------     -----------       ----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                              9,999,132         -       9,067,252       6,059,857        6,060,098

Federal Tax                                      (2,819,940)        -               -      (2,819,940)               -
State Income Tax                                          -         -               -               -                -
Foreign Income Tax                                   48,448         -               -          48,448                -
                                                -----------        --      ----------     -----------       ----------
INCOME FROM CONTINUING OPERATIONS                12,770,624         -       9,067,252       8,831,349        6,060,098

Discontinued Operations (Gain)/Loss                 (27,501)        -               -               -                -
Gain/Loss on Sale of Divisions                            -         -               -               -                -
Extraordinary Items                                       -         -               -               -                -
Integration                                               -         -               -               -                -
                                                -----------        --      ----------     -----------       ----------
NET INCOME (LOSS)                                12,798,125         -       9,067,252       8,831,349        6,060,098
                                                ===========        ==      ==========     ===========       ==========

                                                   DURA           C & A
                                                CONVERTIBLE    DEVELOPMENT
                                                SYSTEMS, INC        CO.      OWOSSO, MI
                                                  05-55942       05-55943     05-55946
                                                ------------   -----------   ----------
Net Outside Sales                                32,994,141         -         2,720,217
I/D Net Sales                                             -         -           320,935
I/G Net Sales                                     5,634,084         -           187,743
                                                 ----------        --         ---------
TOTAL SALES                                      38,628,224         -         3,228,895

Cost of goods sold                               40,692,571         -         3,967,157
                                                 ----------        --         ---------
  GROSS PROFIT                                   (2,064,347)        -          (738,262)

Selling, general and administrative expenses      1,192,229         -                 -
                                                 ----------        --         ---------

  OPERATING INCOME                               (3,256,576)        -          (738,262)

Interest Expense, net                                     -         -                 -
Intercompany Interest, net                          132,378         -                 -
Preferred Stock Accretion                                 -         -                 -
Miscellaneous (Income)/Expense                            -         -                 -
Corporate Allocation Adjustment                     196,171         -                 -
Commission Income                                         -         -                 -
Commission Expense                                        -         -                 -
Royalty Income                                            -         -                 -
Royalty Expense                                           -         -                 -
Joint Venture (Income)/Expense                            -         -                 -
Minority Interest in Cons Net Income                      -         -                 -
Dividend Income                                           -         -                 -
Discount/Income for Carcorp                               -         -                 -
Gain/(Loss) Early Extinguishment of Debt                  -         -                 -
Discount/Premium on Hedges                                -         -                 -
(Gain) / Loss on Hedges                                   -         -                 -
(Gain) / Loss on Swaps                                    -         -                 -
NAAIS Intercompany Sales Profit                           -         -                 -
Loss on Sale of Receivables                               -         -                 -
Restructuring Provision                                   -         -                 -
Foreign Transactions-(Gain)/Loss                    (57,795)        -                 -
Amort of Discount on NPV of Liabilities                   -         -                 -
Gain/(Loss) Sale-Leaseback Transaction                    -         -                 -
                                                 ----------        --         ---------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                             (3,527,330)        -          (738,262)

Federal Tax                                               -         -                 -
State Income Tax                                          -         -                 -
Foreign Income Tax                                        -         -                 -
                                                 ----------        --         ---------
INCOME FROM CONTINUING OPERATIONS                (3,527,330)        -          (738,262)

Discontinued Operations (Gain)/Loss                       -         -                 -
Gain/Loss on Sale of Divisions                            -         -                 -
Extraordinary Items                                       -         -                 -
Integration                                               -         -                 -
                                                 ----------        --         ---------
NET INCOME (LOSS)                                (3,527,330)        -          (738,262)
                                                 ==========        ==         =========

                                                                            AMCO          C & A           C & A          TEXTRON
                                                         SOUTHWEST      CONVERTIBLE   INTERNATIONAL     ACCESSORY       AUTOMOTIVE
                                                         LAMINATES        FABRICS         CORP.         MATS, INC.   INTERIORS, INC.
                                                         05-55948         05-55949      05-55951         05-55952       05-55956
                                                        -----------     -----------   -------------     ----------   ---------------
Net Outside Sales                                        27,472,814              -            -         37,764,097     110,248,925
I/D Net Sales                                                     -              -            -                  -      21,272,098
I/G Net Sales                                           (19,702,034)     8,561,534            -         (5,495,537)      4,017,072
                                                        -----------      ---------       ------         ----------     -----------
TOTAL SALES                                               7,770,780      8,561,534            -         32,268,559     135,538,096

Cost of goods sold                                        6,523,234      4,893,064            -         26,194,964     135,960,755
                                                        -----------      ---------       ------         ----------     -----------
  GROSS PROFIT                                            1,247,546      3,668,470            -          6,073,595        (422,659)

Selling, general and administrative expenses                (18,398)             -        3,962          1,240,401         115,125
                                                        -----------      ---------       ------         ----------     -----------

  OPERATING INCOME                                        1,265,943      3,668,470       (3,962)         4,833,194        (537,784)

Interest Expense, net                                             -              -            -                  -               -
Intercompany Interest, net                                        -              -            -            121,322         242,656
Preferred Stock Accretion                                         -              -            -                  -               -
Miscellaneous (Income)/Expense                                    -              -            -                  -               -
Corporate Allocation Adjustment                             148,092              -            -            747,448       3,952,638
Commission Income                                                 -              -            -                  -               -
Commission Expense                                                -              -            -                  -               -
Royalty Income                                                    -              -            -                  -               -
Royalty Expense                                                   -              -            -                  -               -
Joint Venture (Income)/Expense                                    -              -            -                  -               -
Minority Interest in Cons Net Income                              -              -            -                  -               -
Dividend Income                                                   -              -            -                  -               -
Discount/Income for Carcorp                                       -              -            -                  -               -
Gain/(Loss) Early Extinguishment of Debt                          -              -            -                  -               -
Discount/Premium on Hedges                                        -              -            -                  -               -
(Gain) / Loss on Hedges                                           -              -            -                  -               -
(Gain) / Loss on Swaps                                            -              -            -                  -               -
NAAIS Intercompany Sales Profit                                   -              -            -                  -               -
Loss on Sale of Receivables                                       -              -            -                  -               -
Restructuring Provision                                           -              -            -                  -               -
Foreign Transactions-(Gain)/Loss                                  -              -            -                  -               -
Amort of Discount on NPV of Liabilities                           -              -            -                  -               -
Gain/(Loss) Sale-Leaseback Transaction                            -              -            -                  -               -
                                                        -----------      ---------       ------         ----------     -----------
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                                      1,117,851      3,668,470       (3,962)         3,964,424      (4,733,078)

Federal Tax                                                       -              -            -                  -               -
State Income Tax                                                  -              -            -                  -               -
Foreign Income Tax                                                -              -            -                  -               -
                                                        -----------      ---------       ------         ----------     -----------
INCOME FROM CONTINUING OPERATIONS                         1,117,851      3,668,470       (3,962)         3,964,424      (4,733,078)

Discontinued Operations (Gain)/Loss                               -              -            -                  -               -
Gain/Loss on Sale of Divisions                                    -              -            -                  -               -
Extraordinary Items                                               -              -            -                  -               -
Integration                                                       -              -            -                  -               -
                                                        -----------      ---------       ------         ----------     -----------
NET INCOME (LOSS)                                         1,117,851      3,668,470       (3,962)         3,964,424      (4,733,078)
                                                        ===========      =========       ======         ==========     ===========

                                                                             TEXTRON        C & A ASSET
                                                           BRUT PLASTICS,   AUTOMOTIVE     SERVICES, INC.-   C & A PLASTICS,
                                                                INC.       EXTERIORS, INC      CONSOL              INC
                                                              05-55957        05-55958        05-55959           05-55960
                                                           --------------  --------------  ---------------   ---------------
Net Outside Sales                                                 -         70,351,991            -             7,696,265
I/D Net Sales                                                     -            999,556            -             1,084,540
I/G Net Sales                                                     -          1,161,648            -             2,025,626
                                                                 --         ----------           --            ----------
TOTAL SALES                                                       -         72,513,195            -            10,806,432

Cost of goods sold                                                -         68,669,007            -            11,486,400
                                                                 --         ----------           --            ----------
  GROSS PROFIT                                                    -          3,844,188            -              (679,968)

Selling, general and administrative expenses                      -            (54,447)           -             3,712,079
                                                                 --         ----------           --            ----------

  OPERATING INCOME                                                -          3,898,635            -            (4,392,047)

Interest Expense, net                                             -                  -            -                     -
Intercompany Interest, net                                        -            498,914            -                20,632
Preferred Stock Accretion                                         -                  -            -                     -
Miscellaneous (Income)/Expense                                    -                  -            -                     -
Corporate Allocation Adjustment                                   -          2,200,330            -               724,349
Commission Income                                                 -                  -            -                     -
Commission Expense                                                -                  -            -                     -
Royalty Income                                                    -                  -            -                     -
Royalty Expense                                                   -                  -            -                     -
Joint Venture (Income)/Expense                                    -                  -            -                     -
Minority Interest in Cons Net Income                              -                  -            -                     -
Dividend Income                                                   -                  -            -                     -
Discount/Income for Carcorp                                       -                  -            -                     -
Gain/(Loss) Early Extinguishment of Debt                          -                  -            -                     -
Discount/Premium on Hedges                                        -                  -            -                     -
(Gain) / Loss on Hedges                                           -                  -            -                     -
(Gain) / Loss on Swaps                                            -                  -            -                     -
NAAIS Intercompany Sales Profit                                   -                  -            -                     -
Loss on Sale of Receivables                                       -                  -            -                     -
Restructuring Provision                                           -                  -            -                     -
Foreign Transactions-(Gain)/Loss                                  -            (30,734)           -               (25,236)
Amort of Discount on NPV of Liabilities                           -                  -            -                     -
Gain/(Loss) Sale-Leaseback Transaction                            -                  -            -                     -
                                                                 --         ----------           --            ----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                               -          1,230,125            -            (5,111,792)

Federal Tax                                                       -                  -            -                     -
State Income Tax                                                  -                  -            -                     -
Foreign Income Tax                                                -                  -            -                     -
                                                                 --         ----------           --            ----------
INCOME FROM CONTINUING OPERATIONS                                 -          1,230,125            -            (5,111,792)

Discontinued Operations (Gain)/Loss                               -                  -            -                     -
Gain/Loss on Sale of Divisions                                    -                  -            -                     -
Extraordinary Items                                               -                  -            -                     -
Integration                                                       -                  -            -                     -
                                                                 --         ----------           --            ----------
NET INCOME (LOSS)                                                 -          1,230,125            -            (5,111,792)
                                                                 ==         ==========           ==            ==========

                                                           WICKES ASSET
                                                            MANAGEMENT,  C & A FABRICS,
                                                                INC.          INC.
                                                             05-55962      05-55963
                                                           ------------  --------------
Net Outside Sales                                                 -        30,721,057
I/D Net Sales                                                     -                 -
I/G Net Sales                                                     -        19,708,085
                                                               ----        ----------
TOTAL SALES                                                       -        50,429,143

Cost of goods sold                                                -        53,518,698
                                                               ----        ----------
  GROSS PROFIT                                                    -        (3,089,555)

Selling, general and administrative expenses                   (750)        1,638,318
                                                               ----        ----------

  OPERATING INCOME                                              750        (4,727,874)

Interest Expense, net                                             -                 -
Intercompany Interest, net                                        -           126,682
Preferred Stock Accretion                                         -                 -
Miscellaneous (Income)/Expense                                  750                 -
Corporate Allocation Adjustment                                   -           507,402
Commission Income                                                 -                 -
Commission Expense                                                -                 -
Royalty Income                                                    -           (21,647)
Royalty Expense                                                   -                 -
Joint Venture (Income)/Expense                                    -                 -
Minority Interest in Cons Net Income                              -                 -
Dividend Income                                                   -                 -
Discount/Income for Carcorp                                       -                 -
Gain/(Loss) Early Extinguishment of Debt                          -                 -
Discount/Premium on Hedges                                        -                 -
(Gain) / Loss on Hedges                                           -                 -
(Gain) / Loss on Swaps                                            -                 -
NAAIS Intercompany Sales Profit                                   -                 -
Loss on Sale of Receivables                                       -                 -
Restructuring Provision                                           -                 -
Foreign Transactions-(Gain)/Loss                                  -                 -
Amort of Discount on NPV of Liabilities                           -                 -
Gain/(Loss) Sale-Leaseback Transaction                            -                 -
                                                               ----        ----------
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                                               -        (5,340,310)

Federal Tax                                                       -                 -
State Income Tax                                                  -                 -
Foreign Income Tax                                                -                 -
                                                               ----        ----------
INCOME FROM CONTINUING OPERATIONS                                 -        (5,340,310)

Discontinued Operations (Gain)/Loss                               -                 -
Gain/Loss on Sale of Divisions                                    -                 -
Extraordinary Items                                               -                 -
Integration                                                       -                 -
                                                               ----        ----------
NET INCOME (LOSS)                                                 -        (5,340,310)
                                                               ====        ==========

                                                                    TEXTRON           WICKES
                                                   C & A           AUTOMOTIVE      MANUFACTURING   C & A INTERIORS,   C & A EUROPE,
                                              PROPERTIES, INC.  (ARGENTINA) INC.      COMPANY            INC              INC.
                                                 05-55964          05-55965          05-55968         05-55970          05-55971
                                              ----------------  ----------------   -------------   ----------------   -------------
Net Outside Sales                                      -                 -                    -            -                -
I/D Net Sales                                          -                 -                    -            -                -
I/G Net Sales                                          -                 -                    -            -                -
                                                  ------            ------           ----------           --               --
TOTAL SALES                                            -                 -                    -            -                -

Cost of goods sold                                     -                 -                    -            -                -
                                                  ------            ------           ----------           --               --
  GROSS PROFIT                                         -                 -                    -            -                -

Selling, general and administrative expenses       1,659             2,511           (2,272,253)           -                -
                                                  ------            ------           ----------           --               --

  OPERATING INCOME                                (1,659)           (2,511)           2,272,253            -                -

Interest Expense, net                                  -              (191)                   -            -                -
Intercompany Interest, net                             -                 -                    -            -                -
Preferred Stock Accretion                              -                 -                    -            -                -
Miscellaneous (Income)/Expense                         -                 -                    -            -                -
Corporate Allocation Adjustment                        -                 -                    -            -                -
Commission Income                                      -                 -                    -            -                -
Commission Expense                                     -                 -                    -            -                -
Royalty Income                                         -                 -                    -            -                -
Royalty Expense                                        -                 -                    -            -                -
Joint Venture (Income)/Expense                         -                 -                    -            -                -
Minority Interest in Cons Net Income                   -                 -                    -            -                -
Dividend Income                                        -                 -                    -            -                -
Discount/Income for Carcorp                            -                 -                    -            -                -
Gain/(Loss) Early Extinguishment of Debt               -                 -                    -            -                -
Discount/Premium on Hedges                             -                 -                    -            -                -
(Gain) / Loss on Hedges                                -                 -                    -            -                -
(Gain) / Loss on Swaps                                 -                 -                    -            -                -
NAAIS Intercompany Sales Profit                        -                 -                    -            -                -
Loss on Sale of Receivables                            -                 -                    -            -                -
Restructuring Provision                                -                 -                    -            -                -
Foreign Transactions-(Gain)/Loss                       -                74                    -            -                -
Amort of Discount on NPV of Liabilities                -                 -                    -            -                -
Gain/(Loss) Sale-Leaseback Transaction                 -                 -                    -            -                -
                                                  ------            ------           ----------           --               --
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                               (1,659)           (2,394)           2,272,253            -                -

Federal Tax                                            -                 -                    -            -                -
State Income Tax                                       -                 -                    -            -                -
Foreign Income Tax                                     -                 -                    -            -                -
                                                  ------            ------           ----------           --               --
INCOME FROM CONTINUING OPERATIONS                 (1,659)           (2,394)           2,272,253            -                -

Discontinued Operations (Gain)/Loss                    -                 -              (27,501)           -                -
Gain/Loss on Sale of Divisions                         -                 -                    -            -                -
Extraordinary Items                                    -                 -                    -            -                -
Integration                                            -                 -                    -            -                -
                                                  ------            ------           ----------           --               --
NET INCOME (LOSS)                                 (1,659)           (2,394)           2,299,754            -                -
                                                  ======            ======           ==========           ==               ==

                                                               GAMBLE                                     TEXTRON AUTO       CW
                                                COMET        DEVELOPMENT  M & C ADVANCED  BECKER GROUP,     OVERSEAS      MANAGEMENT
                                            ACOUSTICS, INC.      CO.      PROCESSES, INC      LLC        INVESTMENT, INC     CORP.
                                               05-55972       05-55974       05-55976       05-55977         05-55978      05-55979
                                            ---------------  -----------  --------------  -------------  ---------------  ----------
Net Outside Sales                                    -            -             -           25,296,232          -              -
I/D Net Sales                                        -            -             -              965,207          -              -
I/G Net Sales                                        -            -             -           (7,187,278)         -              -
                                               -------           --            --           ----------         --             --
TOTAL SALES                                          -            -             -           19,074,162          -              -

Cost of goods sold                                   -            -             -           20,619,576          -              -
                                               -------           --            --           ----------         --             --
  GROSS PROFIT                                       -            -             -           (1,545,414)         -              -

Selling, general and
         administrative expenses                32,701            -             -               19,555          -              -
                                               -------           --            --           ----------         --             --

  OPERATING INCOME                             (32,701)           -             -           (1,564,969)         -              -

Interest Expense, net                                -            -             -              (18,717)         -              -
Intercompany Interest, net                           -            -             -               63,811          -              -
Preferred Stock Accretion                            -            -             -                    -          -              -
Miscellaneous (Income)/Expense                       -            -             -                    -          -              -
Corporate Allocation Adjustment                      -            -             -            1,542,958          -              -
Commission Income                                    -            -             -                    -          -              -
Commission Expense                                   -            -             -                    -          -              -
Royalty Income                                       -            -             -                    -          -              -
Royalty Expense                                      -            -             -                    -          -              -
Joint Venture (Income)/Expense                       -            -             -              (93,086)         -              -
Minority Interest in Cons Net Income                 -            -             -                    -          -              -
Dividend Income                                      -            -             -                    -          -              -
Discount/Income for Carcorp                          -            -             -                    -          -              -
Gain/(Loss) Early Extinguishment of Debt             -            -             -                    -          -              -
Discount/Premium on Hedges                           -            -             -                    -          -              -
(Gain) / Loss on Hedges                              -            -             -                    -          -              -
(Gain) / Loss on Swaps                               -            -             -                    -          -              -
NAAIS Intercompany Sales Profit                      -            -             -                    -          -              -
Loss on Sale of Receivables                          -            -             -                    -          -              -
Restructuring Provision                              -            -             -                    -          -              -
Foreign Transactions-(Gain)/Loss                     -            -             -              (31,700)         -              -
Amort of Discount on NPV of Liabilities              -            -             -                    -          -              -
Gain/(Loss) Sale-Leaseback Transaction               -            -             -                    -          -              -
                                               -------           --            --           ----------         --             --
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES                            (32,701)           -             -           (3,028,235)         -              -

Federal Tax                                          -            -             -                    -          -              -
State Income Tax                                     -            -             -                    -          -              -
Foreign Income Tax                                   -            -             -                    -          -              -
                                               -------           --            --           ----------         --             --
INCOME FROM CONTINUING OPERATIONS              (32,701)           -             -           (3,028,235)         -              -

Discontinued Operations (Gain)/Loss                  -            -             -                    -          -              -
Gain/Loss on Sale of Divisions                       -            -             -                    -          -              -
Extraordinary Items                                  -            -             -                    -          -              -
Integration                                          -            -             -                    -          -              -
                                               -------           --            --           ----------         --             --
NET INCOME (LOSS)                              (32,701)           -             -           (3,028,235)         -              -
                                               =======           ==            ==           ==========         ==             ==

                                                   C & A
                                                AUTOMOTIVE    C & A CARPET   C & A CARPET   TEXTRON AUTO     C & A
                                              INTERNATIONAL,  AND ACOUSTICS  AND ACOUSTICS  INTERNATIONAL  (GIBRALTAR)
                                                   INC.        (TN), INC.     (MI), INC.    SERVICES, INC    LIMITED
                                                05-55980        05-55984       05-55982       05-55985       05-55989
                                              --------------  -------------  -------------  -------------  -----------
Net Outside Sales                                    -         17,037,350          -                 -            -
I/D Net Sales                                        -             99,334          -                 -            -
I/G Net Sales                                        -             14,430          -                 -            -
                                                    --         ----------         --           -------        -----
TOTAL SALES                                          -         17,151,115          -                 -            -

Cost of goods sold                                   -         17,210,920          -            14,830            -
                                                    --         ----------         --           -------        -----
  GROSS PROFIT                                       -            (59,805)         -           (14,830)           -

Selling, general and administrative expenses         -              4,836                            -        9,041
                                                    --         ----------         --           -------        -----

  OPERATING INCOME                                   -            (64,641)         -           (14,830)       9,041

Interest Expense, net                                -                  -          -                 -            -
Intercompany Interest, net                           -             62,202          -                 -            -
Preferred Stock Accretion                            -                  -          -                 -            -
Miscellaneous (Income)/Expense                       -                  -          -                 -            -
Corporate Allocation Adjustment                      -            385,548          -                 -            -
Commission Income                                    -                  -          -                 -            -
Commission Expense                                   -                  -          -                 -            -
Royalty Income                                       -                  -          -                 -            -
Royalty Expense                                      -                  -          -                 -            -
Joint Venture (Income)/Expense                       -                  -          -                 -            -
Minority Interest in Cons Net Income                 -                  -          -                 -            -
Dividend Income                                      -                  -          -                 -            -
Discount/Income for Carcorp                          -                  -          -                 -            -
Gain/(Loss) Early Extinguishment of Debt             -                  -          -                 -            -
Discount/Premium on Hedges                           -                  -          -                 -            -
(Gain) / Loss on Hedges                              -                  -          -                 -            -
(Gain) / Loss on Swaps                               -                  -          -                 -            -
NAAIS Intercompany Sales Profit                      -                  -          -                 -            -
Loss on Sale of Receivables                          -                  -          -                 -            -
Restructuring Provision                              -                  -          -                 -            -

Foreign Transactions-(Gain)/Loss                     -                  -          -            34,686         (669)
Amort of Discount on NPV of Liabilities              -                  -          -                 -            -
Gain/(Loss) Sale-Leaseback Transaction               -                  -          -                 -            -
                                                    --         ----------         --           -------        -----
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                                 -           (512,391)         -           (49,516)       9,710

Federal Tax                                          -                  -          -                 -            -
State Income Tax                                     -                  -          -                 -            -
Foreign Income Tax                                   -                  -          -                 -            -
                                                    --         ----------         --           -------        -----
INCOME FROM CONTINUING OPERATIONS                    -           (512,391)         -           (49,516)       9,710

Discontinued Operations (Gain)/Loss                  -                  -          -                 -            -
Gain/Loss on Sale of Divisions                       -                  -          -                 -            -
Extraordinary Items                                  -                  -          -                 -            -
Integration                                          -                  -          -                 -            -
                                                    --         ----------         --           -------        -----
NET INCOME (LOSS)                                    -           (512,391)         -           (49,516)       9,710
                                                    ==         ==========         ==           =======        =====

                                                TEXTRON                       C&A            C&A
                                               AUTOMOTIVE  NEW BALTIMORE   AUTOMOTIVE    AUTOMOTIVE
                                              (ASIA) INC.  HOLDINGS, LLC   MATS, LLC   SERVICES, LLC
                                                05-55991     05-55992       05-55969      05-55981
                                              -----------  --------------  ----------  -------------
Net Outside Sales                                     -             -          -           -
I/D Net Sales                                         -             -          -           -
I/G Net Sales                                         -         1,592          -           -
                                               --------       -------         --          --
TOTAL SALES                                           -         1,592          -           -

Cost of goods sold                                    -        37,658          -           -
                                               --------       -------         --          --
  GROSS PROFIT                                        -       (36,066)         -           -

Selling, general and administrative expenses    333,211             -          -           -
                                               --------       -------         --          --

  OPERATING INCOME                             (333,211)      (36,066)         -           -

Interest Expense, net                                 -             -          -           -
Intercompany Interest, net                            -             -          -           -
Preferred Stock Accretion                             -             -          -           -
Miscellaneous (Income)/Expense                        -             -          -           -
Corporate Allocation Adjustment                       -             -          -           -
Commission Income                                     -             -          -           -
Commission Expense                                    -             -          -           -
Royalty Income                                        -             -          -           -
Royalty Expense                                       -             -          -           -
Joint Venture (Income)/Expense                        -             -          -           -
Minority Interest in Cons Net Income                  -             -          -           -
Dividend Income                                       -             -          -           -
Discount/Income for Carcorp                           -             -          -           -
Gain/(Loss) Early Extinguishment of Debt              -             -          -           -
Discount/Premium on Hedges                            -             -          -           -
(Gain) / Loss on Hedges                               -             -          -           -
(Gain) / Loss on Swaps                                -             -          -           -
NAAIS Intercompany Sales Profit                       -             -          -           -
Loss on Sale of Receivables                           -             -          -           -
Restructuring Provision                               -             -          -           -

Foreign Transactions-(Gain)/Loss                      -             -          -           -
Amort of Discount on NPV of Liabilities               -             -          -           -
Gain/(Loss) Sale-Leaseback Transaction                -             -          -           -
                                               --------       -------         --          --
INCOME FROM CONTINUING OPERATIONS
 BEFORE INCOME TAXES                           (333,211)      (36,066)         -           -

Federal Tax                                           -             -          -           -
State Income Tax                                      -             -          -           -
Foreign Income Tax                                    -             -          -           -
                                               --------       -------         --          --
INCOME FROM CONTINUING OPERATIONS              (333,211)      (36,066)         -           -

Discontinued Operations (Gain)/Loss                   -             -          -           -
Gain/Loss on Sale of Divisions                        -             -          -           -
Extraordinary Items                                   -             -          -           -
Integration                                           -             -          -           -
                                               --------       -------         --          --
NET INCOME (LOSS)                              (333,211)      (36,066)         -           -
                                               ========       =======         ==          ==

                                                               C A CAN
                                                   COLLINS &   DOMESTIC                                       DURA          C & A
                                                     AIKMAN     HOLDING        C & A      JPS_AUTOMOTIVE,   CONVERTIBLE  DEVELOPMENT
                                                     PARENT     COMPANY    PRODUCTS CO.         INC.        SYSTEMS, INC     CO.
                                        TOTAL       05-55927   05-55930      05-55932       05-55935          05-55942     05-55943
                                   -------------- ----------- ----------- --------------  ------------      ------------ ----------
ASSETS
Cash                                  29,863,213            -           -    29,247,145        20,389            3,000            -
Accounts Receivable-Trade, net        64,935,957            -           -  (253,787,726)   34,139,707       12,850,845            -
Other Non-Trade Receivables            6,025,757            -           -     2,575,334             -           42,227            -
Inventories, net                     119,627,564            -           -    14,406,259    12,641,899        8,799,550            -
Tooling and Molding, net-current      62,404,267            -           -    10,827,227             -         (200,114)           -
Prepaids & Other Current Assets       68,701,639            -           -    28,263,342    15,327,827        2,982,457            -
Deferred Tax Assets-current              (87,825)           -           -    (1,224,646)      130,000                -            -
                                   -------------  ----------- ----------- -------------   -----------       ----------   ----------
  TOTAL CURRENT ASSETS               351,470,573            -           -  (169,693,064)   62,259,823       24,477,966            -

Investments in Subsidiaries        2,413,759,758   83,367,715  97,290,718 1,683,436,352             -                -            -
Fixed Assets, net                    359,997,127            -           -    51,149,829    54,107,767        4,627,030            -
Goodwill, net                        978,554,071            -           -   167,961,702    15,120,048        3,067,744   15,000,000
Deferred Tax Assets-Long Term         25,938,826            -           -    29,975,226             -                -            -
Tooling and Molding, net-Long Term    13,815,828            -           -       833,868     1,684,427                -            -

Other Noncurrent Assets               98,833,871            -           -    73,882,297      (327,480)          21,607            -
Intercompany Assets                  162,944,243            -           -   264,412,298   (12,843,450)      (5,341,572)           -
PP IC Accounts Receivable            699,188,114  206,452,371 270,639,437   604,637,482   101,059,835       15,943,837         (133)
                                   -------------  ----------- ----------- -------------   -----------       ----------   ----------
TOTAL ASSETS                       5,104,502,411  289,820,086 367,930,155 2,706,595,991   221,060,969       42,796,612   14,999,867
                                   =============  =========== =========== =============   ===========       ==========   ==========

LIABILITIES AND EQUITY
Notes Payable                                  -            -           -             -             -                -            -
Short Term Borrowings                          -            -           -             -             -                -            -
Advance on Receivables                         -            -           -             -             -                -            -
Current Portion-Long Term Debt        90,000,000            -           -    90,000,000             -                -            -
Current Portion-Capital Leases          (160,943)           -           -      (160,943)            -                -            -
Accounts Payable                      48,126,508            -           -     5,019,106     9,486,855        1,835,806            -
Accrued Interest Payable               5,413,242            -           -     5,413,242             -                -            -
Accrued & Other Liabilities           76,263,509            -           -    65,767,417     2,885,126          597,880            -
Income Taxes Payable                  (4,447,856)           -           -    (4,447,856)            -                -            -
                                   -------------  ----------- ----------- -------------   -----------       ----------   ----------
TOTAL CURRENT LIABILITIES            215,194,459            -           -   161,590,966    12,371,981        2,433,686            -

LIABILITIES--SUBJECT TO
COMPROMISE                         2,489,476,456            -           - 2,291,343,600    20,522,853       10,488,542            -
                                   -------------  ----------- ----------- -------------   -----------       ----------   ----------
TOTAL LIABILITIES                  2,704,670,915            -           - 2,452,934,566    32,894,834       12,922,228            -

Total Equity                       2,399,831,496  289,820,086 367,930,155   253,661,425   188,166,135       29,874,384   14,999,867
                                   -------------  ----------- ----------- -------------   -----------       ----------   ----------
TOTAL LIABILITIES AND EQUITY       5,104,502,411  289,820,086 367,930,155 2,706,595,991   221,060,969       42,796,612   14,999,867
                                   =============  =========== =========== =============   ===========       ==========   ==========

                                                                  AMCO          C & A         C & A         TEXTRON
                                                  SOUTHWEST    CONVERTIBLE  INTERNATIONAL   ACCESSORY     AUTOMOTIVE
                                    OWOSSO, MI    LAMINATES      FABRICS        CORP.      MATS, INC.   INTERIORS, INC.
                                      05-55946    05-55948      05-55949      05-55951      05-55952       05-55956
                                    -----------  ------------  -----------  -------------  -----------  ---------------
ASSETS
Cash                                         -           159            -          4,347      308,357          29,500
Accounts Receivable-Trade, net       1,148,600    16,419,596            -              -   15,250,110      60,412,287
Other Non-Trade Receivables                  -             -      116,896              -       80,417               -
Inventories, net                     2,286,635     3,996,810    3,840,306              -    3,109,203      27,749,953
Tooling and Molding, net-current             -             -            -              -    2,525,136               -
Prepaids & Other Current Assets         88,151        65,812    1,004,094            442    1,734,812       9,919,219
Deferred Tax Assets-current                  -        91,421            -              -            -               -
                                    ----------    ----------   ----------    -----------   ----------     -----------
  TOTAL CURRENT ASSETS               3,523,386    20,573,798    4,961,295          4,788   23,008,036      98,110,958

Investments in Subsidiaries                  -             -            -    164,130,994            -               -
Fixed Assets, net                    3,512,651     2,276,312            -              -   12,542,827      84,263,896
Goodwill, net                                -    12,747,886            -              -            -     139,898,759
Deferred Tax Assets-Long Term                -             -            -              -            -               -
Tooling and Molding, net-Long Term      26,140             -            -              -     (172,415)     11,368,559

Other Noncurrent Assets                      -             -            -              -      711,190      19,639,434
Intercompany Assets                   (961,648)      383,531    1,517,102         (6,900)  (3,011,296)    (64,774,037)
PP IC Accounts Receivable           (7,227,700)  (21,772,997)  11,911,405    148,997,775   11,697,759    (141,488,726)
                                    ----------    ----------   ----------    -----------   ----------     -----------
TOTAL ASSETS                        (1,127,172)   14,208,530   18,389,803    313,126,658   44,776,102     147,018,843
                                    ==========    ==========   ==========    ===========   ==========     ===========

LIABILITIES AND EQUITY
Notes Payable                                -             -            -              -            -               -
Short Term Borrowings                        -             -            -              -            -               -
Advance on Receivables                       -             -            -              -            -               -
Current Portion-Long Term Debt               -             -            -              -            -               -
Current Portion-Capital Leases               -             -            -              -            -               -
Accounts Payable                       (87,952)      617,499      (40,922)             -    2,100,942       3,422,221
Accrued Interest Payable                     -             -            -              -            -               -
Accrued & Other Liabilities             79,922       345,728            -              -    4,292,855       3,438,841
Income Taxes Payable                         -             -            -              -            -               -
                                    ----------    ----------   ----------    -----------   ----------     -----------
TOTAL CURRENT LIABILITIES               (8,030)      963,227      (40,922)             -    6,393,797       6,861,062

LIABILITIES--SUBJECT TO
COMPROMISE                           1,661,596     1,022,255    1,423,097              -    7,356,928      59,317,881
                                    ----------    ----------   ----------    -----------   ----------     -----------
TOTAL LIABILITIES                    1,653,566     1,985,482    1,382,176              -   13,750,725      66,178,943

Total Equity                        (2,780,737)   12,223,047   17,007,627    313,126,658   31,025,376      80,839,901
                                    ----------    ----------   ----------    -----------   ----------     -----------
TOTAL LIABILITIES AND EQUITY        (1,127,172)   14,208,530   18,389,803    313,126,658   44,776,102     147,018,843
                                    ==========    ==========   ==========    ===========   ==========     ===========

                                                        Textron       C & A Asset                   Wickes Asset
                                    Brut Plastics,    Automotive    Services, Inc.-      C & A      Management,   C & A Fabrics,
                                         Inc.       Exteriors, Inc       Consol      Plastics, Inc      Inc.           Inc.
                                       05-55957        05-55958         05-55959       05-55960       05-55962       05-55963
                                    --------------  --------------  ---------------  -------------  ------------  --------------
ASSETS
Cash                                        -             18,890                -           1,000             -         12,800
Accounts Receivable-Trade, net              -         54,572,646                -      92,411,365             -      5,138,473
Other Non-Trade Receivables                 -          1,691,228                -       1,029,184        28,581        255,527
Inventories, net                            -         13,018,927                -       2,726,397             -     21,064,532
Tooling and Molding, net-current            -            142,728                -      26,520,616             -              -
Prepaids & Other Current Assets             -          2,495,895                -         533,011         2,100      3,514,005
Deferred Tax Assets-current                 -                  -                -               -             -        915,400
                                           --        -----------      -----------     -----------    ----------    -----------
  TOTAL CURRENT ASSETS                      -         71,940,316                -     123,221,573        30,681     30,900,738

Investments in Subsidiaries                 -                  -      (17,789,881)     81,550,000             -              -
Fixed Assets, net                           -         64,981,589                -       8,074,053        23,365     41,167,580
Goodwill, net                               -        189,072,932                -     116,820,923             -    192,724,235
Deferred Tax Assets-Long Term               -                  -                -               -             -     (4,036,400)
Tooling and Molding, net-Long Term          -           (135,695)               -          90,019             -              -

Other Noncurrent Assets                     -         (3,907,781)               -          10,532             -      5,678,019
Intercompany Assets                         -         (9,152,143)               -      (4,225,638)        5,753      6,327,400
PP IC Accounts Receivable                   -        (36,362,981)        (126,097)   (179,667,956)   13,761,968   (154,712,866)
                                           --        -----------      -----------     -----------    ----------    -----------
TOTAL ASSETS                                -        276,436,237      (17,915,978)    145,873,506    13,821,766    118,048,705
                                           ==        ===========      ===========     ===========    ==========    ===========

LIABILITIES AND EQUITY
Notes Payable                               -                  -                -               -             -              -
Short Term Borrowings                       -                  -                -               -             -              -
Advance on Receivables                      -                  -                -               -             -              -
Current Portion-Long Term Debt              -                  -                -               -             -              -
Current Portion-Capital Leases              -                  -                -               -             -              -
Accounts Payable                            -         16,949,599                -         557,146             -      3,537,587
Accrued Interest Payable                    -                  -                -               -             -              -
Accrued & Other Liabilities                 -          2,978,287                -        (193,085)          750      2,825,866
Income Taxes Payable                        -                  -                -               -             -              -
                                           --        -----------      -----------     -----------    ----------    -----------
TOTAL CURRENT LIABILITIES                   -         19,927,886                -         364,061           750      6,363,453

LIABILITIES--SUBJECT TO
COMPROMISE                                  -         11,119,548                -      53,841,278    (7,844,690)    20,553,323
                                           --        -----------      -----------     -----------    ----------    -----------
TOTAL LIABILITIES                           -         31,047,434                -      54,205,339    (7,843,940)    26,916,777

Total Equity                                -        245,388,803      (17,915,978)     91,668,166    21,665,706     91,131,929
                                           --        -----------      -----------     -----------    ----------    -----------
TOTAL LIABILITIES AND EQUITY                -        276,436,237      (17,915,978)    145,873,506    13,821,766    118,048,705
                                           ==        ===========      ===========     ===========    ==========    ===========

                                                  TEXTRON
                                       C & A     AUTOMOTIVE      WICKES                                       COMET       GAMBLE
                                    PROPERTIES,  (ARGENTINA)  MANUFACTURIN       C & A      C & A EUROPE,  ACOUSTICS,  DEVELOPMENT
                                        INC.        INC.       G COMPANY    INTERIORS, INC       INC.         INC.         CO.
                                      05-55964    05-55965      05-55968       05-55970        05-55971     05-55972     05-55974
                                    -----------  -----------  ------------  --------------  -------------  ----------  -----------
ASSETS
Cash                                     17,932      2,448              -               -              -          -             -
Accounts Receivable-Trade, net                -       (388)             -               -              -    (47,340)            -
Other Non-Trade Receivables                   -     28,103              -               -              -          -             -
Inventories, net                              -          -              -               -              -          -             -
Tooling and Molding, net-current              -          -              -               -              -          -             -
Prepaids & Other Current Assets               -     27,069              -               -              -          -             -
Deferred Tax Assets-current                   -          -              -               -              -          -             -
                                    -----------    -------     ----------      ----------    -----------    -------    ----------
  TOTAL CURRENT ASSETS                   17,932     57,232              -               -              -    (47,340)            -

Investments in Subsidiaries                   -          -              -     200,858,103    120,915,758          -             -
Fixed Assets, net                             -          -              -               -              -          -             -
Goodwill, net                                 -    203,000              -               -              -          -             -
Deferred Tax Assets-Long Term                 -          -              -               -              -          -             -
Tooling and Molding, net-Long Term            -          -              -               -              -          -             -

Other Noncurrent Assets                 111,252          -              -               -              -          -             -
Intercompany Assets                     (18,900)         -          9,117               -              -    (19,104)            -
PP IC Accounts Receivable           157,073,380          -     (8,886,636)   (145,234,274)    (1,135,736)      (510)   (1,842,290)
                                    -----------    -------     ----------      ----------    -----------    -------    ----------
TOTAL ASSETS                        157,183,663    260,232     (8,877,519)     55,623,829    119,780,021    (66,953)   (1,842,290)
                                    ===========    =======     ==========      ==========    ===========    =======    ==========

LIABILITIES AND EQUITY
Notes Payable                                 -          -              -               -              -          -             -
Short Term Borrowings                         -          -              -               -              -          -             -
Advance on Receivables                        -          -              -               -              -          -             -
Current Portion-Long Term Debt                -          -              -               -              -          -             -
Current Portion-Capital Leases                -          -              -               -              -          -             -
Accounts Payable                              -          -              -               -              -          -             -
Accrued Interest Payable                      -          -              -               -              -          -             -
Accrued & Other Liabilities                   -      8,597     (8,080,633)              -              -          -             -
Income Taxes Payable                          -          -              -               -              -          -             -
TOTAL CURRENT LIABILITIES                     -      8,597     (8,080,633)              -              -          -             -
                                    -----------    -------     ----------      ----------    -----------    -------    ----------

LIABILITIES--SUBJECT TO
COMPROMISE                                    -    179,536     (1,472,470)              -              -          -      (561,743)
                                    -----------    -------     ----------      ----------    -----------    -------    ----------
TOTAL LIABILITIES                             -    188,133     (9,553,103)              -              -          -      (561,743)

Total Equity                        157,183,663     72,099        675,584      55,623,829    119,780,021    (66,953)   (1,280,547)
                                    -----------    -------     ----------      ----------    -----------    -------    ----------
TOTAL LIABILITIES AND EQUITY        157,183,663    260,232     (8,877,519)     55,623,829    119,780,021    (66,953)   (1,842,290)
                                    ===========    =======     ==========      ==========    ===========    =======    ==========

                                       M&C                      TEXTRON AUTO                  C & A
                                     ADVANCED                     OVERSEAS        CW        AUTOMOTIVE    C & A Carpet
                                    PROCESSES,   BECKER GROUP,   INVESTMENT,  MANAGEMENT  INTERNATIONAL,  AND ACOUSTICS
                                       INC            LLC            INC         CORP.         INC.        (TN), INC.
                                     05-55976      05-55977       05-55978     05-55979      05-55980       05-55984
                                    -----------  -------------  ------------  ----------  --------------  -------------
ASSETS
Cash                                         -         27,737          -              -           -            49,883
Accounts Receivable-Trade, net         315,966     18,864,798          -              -           -         7,180,114
Other Non-Trade Receivables                  -        119,936          -              -           -               472
Inventories, net                             -      4,291,435          -              -           -         1,695,657
Tooling and Molding, net-current             -     22,273,477          -              -           -           315,197
Prepaids & Other Current Assets         81,905      1,920,080          -          2,500           -           716,598
Deferred Tax Assets-current                  -              -          -              -           -                 -
                                    ----------     ----------                 ---------                    ----------
  TOTAL CURRENT ASSETS                 397,871     47,497,462          -          2,500           -         9,957,920

Investments in Subsidiaries                  -              -          -              -           -                 -
Fixed Assets, net                      112,489     25,661,426          -              -           -         6,733,489
Goodwill, net                       (5,463,632)   132,589,075          -              -           -                 -
Deferred Tax Assets-Long Term                -              -          -              -           -                 -
Tooling and Molding, net-Long Term           -         60,782          -              -           -            60,142

Other Noncurrent Assets                      -      2,954,698          -              -           -            60,103
Intercompany Assets                          -     (4,159,019)         -       (313,288)          -        (4,723,734)
PP IC Accounts Receivable            2,040,762   (151,509,619)         -      2,391,015           -         1,039,137
                                    ----------     ----------                 ---------                    ----------
TOTAL ASSETS                        (2,912,509)    53,094,805          -      2,080,227           -        13,127,056
                                    ==========     ==========                 =========                    ==========

LIABILITIES AND EQUITY
Notes Payable                                -              -          -              -           -                 -
Short Term Borrowings                        -              -          -              -           -                 -
Advance on Receivables                       -              -          -              -           -                 -
Current Portion-Long Term Debt               -              -          -              -           -                 -
Current Portion-Capital Leases               -              -          -              -           -                 -
Accounts Payable                             -      3,795,441          -              -           -           929,663
Accrued Interest Payable                     -              -          -              -           -                 -
Accrued & Other Liabilities             18,750        970,241          -       (313,288)          -           541,579
Income Taxes Payable                         -              -          -              -           -                 -
                                    ----------     ----------                 ---------                    ----------
TOTAL CURRENT LIABILITIES               18,750      4,765,682          -       (313,288)          -         1,471,243

LIABILITIES--SUBJECT TO
COMPROMISE                               6,677     14,199,907          -      2,229,499           -         3,417,391
                                    ----------     ----------                 ---------                    ----------
TOTAL LIABILITIES                       25,427     18,965,589          -      1,916,212           -         4,888,634

Total Equity                        (2,937,937)    34,129,216          -        164,015           -         8,238,422
                                    ----------     ----------                 ---------                    ----------
TOTAL LIABILITIES AND EQUITY        (2,912,509)    53,094,805          -      2,080,227           -        13,127,056
                                    ==========     ==========                 =========                    ==========

                                     C & A Carpet   Textron Auto     C & A       Textron         New          C&A           C&A
                                    and Acoustics  International  (Gibraltar)   Automotive    Baltimore    Automotive   Automotive
                                      (MI), Inc.   Services, Inc    Limited    (Asia) Inc.  Holdings, LLC  Mats, LLC   Services, LLC
                                       05-55982       05-55985      05-55989     05-55991      05-55992     05-55969     05-55981
                                    -------------  -------------  -----------  -----------  -------------  ----------  -------------
ASSETS
Cash                                          -              -          -         119,327           300          -            -
Accounts Receivable-Trade, net                -              -          -               -        66,903          -            -
Other Non-Trade Receivables              25,000              -          -          32,852             -          -            -
Inventories, net                              -              -          -               -             -          -            -
Tooling and Molding, net-current              -              -          -               -             -          -            -
Prepaids & Other Current Assets               -              -          -           7,987        14,331          -            -
Deferred Tax Assets-current                   -              -          -               -             -          -            -
                                      ---------     ----------         --      ----------       -------         --           --
  TOTAL CURRENT ASSETS                   25,000              -          -         160,166        81,535          -            -

Investments in Subsidiaries                   -              -          -               -             -          -            -
Fixed Assets, net                             -              -          -          66,304       696,520          -            -
Goodwill, net                                 -     (2,601,844)         -        (635,460)    2,048,703          -            -
Deferred Tax Assets-Long Term                 -              -          -               -             -          -            -
Tooling and Molding, net-Long Term            -              -          -               -             -          -            -

Other Noncurrent Assets                       -              -          -               -             -          -            -
Intercompany Assets                           -        (14,830)         -        (252,900)      107,502          -            -
PP IC Accounts Receivable             4,186,278        876,897          -        (858,651)   (2,694,049)         -            -
                                      ---------     ----------         --      ----------       -------         --           --
TOTAL ASSETS                          4,211,278     (1,739,777)         -      (1,520,541)      240,210          -            -
                                      =========     ==========         ==      ==========       =======         ==           ==

LIABILITIES AND EQUITY
Notes Payable                                 -              -          -               -             -          -            -
Short Term Borrowings                         -              -          -               -             -          -            -
Advance on Receivables                        -              -          -               -             -          -            -
Current Portion-Long Term Debt                -              -          -               -             -          -            -
Current Portion-Capital Leases                -              -          -               -             -          -            -
Accounts Payable                              -              -          -               -         3,517          -            -
Accrued Interest Payable                      -              -          -               -             -          -            -
Accrued & Other Liabilities                   -         95,112          -           7,960        (4,399)         -            -
Income Taxes Payable                          -              -          -               -             -          -            -
                                      ---------     ----------         --      ----------       -------         --           --
TOTAL CURRENT LIABILITIES                     -         95,112          -           7,960          (882)         -            -

LIABILITIES--SUBJECT TO
COMPROMISE                                  214              -          -               -       671,232          -            -
                                      ---------     ----------         --      ----------       -------         --           --
TOTAL LIABILITIES                           214         95,112          -           7,960       670,350          -            -

Total Equity                          4,211,064     (1,834,890)         -      (1,528,502)     (430,140)         -            -
                                      ---------     ----------         --      ----------       -------         --           --
TOTAL LIABILITIES AND EQUITY          4,211,278     (1,739,777)         -      (1,520,541)      240,210          -            -
                                      =========     ==========         ==      ==========       =======         ==           ==